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Exhibit (a)(1)(ii)

Letter of Transmittal

To Tender Shares of Common Stock (CUSIP 715270 203)
and
Publicly-Traded Warrants to Purchase Shares of Common Stock (CUSIP 715270 112)
of

PERSEON CORPORATION

At $1.00 Net Per Share or $0.02 Net Per Public Warrant in Cash
Pursuant to the Offer to Purchase dated November 5, 2015
by Galil Merger Sub, Inc., a wholly-owned subsidiary of
Galil Medical Inc. and Galil Medical Ltd.

        The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for shares of common stock, par value $0.001 per share (the "Shares"), of Perseon Corporation ("Perseon") or publicly-traded warrants to purchase Perseon common stock (the "Public Warrants") tendered pursuant to this Letter of Transmittal, at a price of $1.00 per Share or $0.02 per Public Warrant, net to the seller in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 5, 2015 (as it may be amended or supplemented from time to time, the "Offer to Purchase" and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the "Offer").

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 PM, NEW YORK CITY TIME, ON DECEMBER 7, 2015, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE") OR EARLIER TERMINATED.

        Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

        Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your Shares and Public Warrants, to the Depositary for this Offer:

Wells Fargo Bank, N.A.

If delivering by mail: By 5:00 p.m. NYC time on the Expiration Date	If delivering by hand or courier: By 5:00 p.m. NYC time on the Expiration Date
Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64858 St. Paul, Minnesota 55164-0858	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Pointe Curve, Suite 101 Mendota Heights, Minnesota 55120

        Pursuant to the offer of Galil Merger Sub, Inc. ("Purchaser") to purchase all outstanding Shares and Public Warrants of Perseon not currently owned by Galil Medical Ltd., Galil Medical Inc. or Purchaser, the undersigned encloses herewith and surrenders the following certificate(s) representing Shares and Public Warrants of Perseon:

DESCRIPTION OF SHARES TENDERED

(Must be signed by all registered stockholders; include legal capacity if signing on behalf of an entity) (Please Fill in, if blank)	Share Certificate(s) and Share(s) Tendered (Please attach additional signed list, if necessary)

	Certificate Number(s) and/or indicate Book- Entry Shares	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered(1)(2)

Total Shares Tendered

(1)	If Shares are held in Book-Entry form, you must indicate the number of Shares you are tendering. Unless otherwise indicated, all Shares represented by Book Entry form will be deemed to have been tendered.
(2)	Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

DESCRIPTION OF PUBLIC WARRANTS TENDERED

(Must be signed by all registered warrant holders; include legal capacity if signing on behalf of an entity) (Please Fill in, if blank)	Public Warrant Certificate(s) and Public Warrant(s) Tendered (Please attach additional signed list, if necessary)

	Certificate Number(s) and/or indicate Book-Entry Public Warrants	Total Number of Public Warrants Represented by Certificate(s)	Number of Public Warrants Tendered(1)(2)

Total Public Warrants Tendered

(1)	If Public Warrants are held in Book-Entry form, you must indicate the number of Public Warrants you are tendering. Unless otherwise indicated, all Public Warrants represented by Book Entry form will be deemed to have been tendered
(2)	Unless otherwise indicated, all Public Warrants represented by Public Warrant Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

        PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

        IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, MORROW & CO., LLC, AT (203) 658-9400 OR TOLL FREE AT (855) 264-1296.

        You have received this Letter of Transmittal in connection with the offer of Galil Merger Sub, Inc. a Delaware corporation ("Purchaser"), a wholly-owned subsidiary of Galil Medical Inc. ("Parent"), which is itself a wholly-owned subsidiary of Galil Medical Ltd. ("Israeli Parent"), to purchase (i) all outstanding shares of common stock, par value $0.001 per share (the "Shares"), of Perseon Corporation, a Delaware corporation ("Perseon"), not currently owned by Israeli Parent, Parent or Purchaser, for $1.00 per Share, net to the seller in cash, without interest and less any applicable withholding taxes and (ii) all outstanding publicly-traded warrants to purchase Perseon common stock (the "Public Warrants") not currently owned by Israeli Parent, Parent or Purchaser, for $0.02 cash per Public Warrant, without interest and less any applicable withholding taxes, all as described in the Offer to Purchase, dated November 5, 2015 (as it may be amended or supplemented from time to time, the "Offer to Purchase" and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the "Offer").

        You should use this Letter of Transmittal to deliver to Wells Fargo Bank, N.A. (the "Depositary") Shares represented by stock certificates or Public Warrants represented by warrant certificates, or held in book-entry form on the books of Perseon, for tender. If you own both Shares and Public Warrants, a separate Letter of Transmittal must be submitted for each type of holding. If you are delivering your Shares or Public Warrants by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company ("DTC"), you must use an Agent's Message (as defined in Instruction 2 below). In this Letter of Transmittal, stockholders who deliver certificates representing their Shares and Public Warrant holders who deliver certificates representing their Public Warrants are referred to as "Certificate Holders," and stockholders and Public Warrant holders who deliver their Shares and Public Warrants through book-entry transfer are referred to as "Book-Entry Holders."

        If certificates for your Shares or Public Warrants are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary prior to the Expiration Date or you cannot complete the book-entry transfer procedures prior to the Expiration Date, you may nevertheless tender your Shares or Public Warrants according to the guaranteed delivery procedures set forth in "Procedures for Accepting the Offer and Tendering Shares and Public Warrants" of the Offer to Purchase. See Instruction 2 below. Delivery of documents to DTC will not constitute delivery to the Depositary.

 NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Galil Merger Sub, Inc., a Delaware corporation ("Purchaser") and a wholly-owned subsidiary of Galil Medical Inc., a Delaware corporation ("Parent"), the above-described (i) shares of common stock, par value $0.001 per share (the "Shares"), of Perseon Corporation, a Delaware corporation ("Perseon"), at a price of $1.00 per Share, net to the seller in cash, without interest and less any applicable withholding taxes and (ii) publicly-traded warrants to purchase Perseon common stock (the "Public Warrants"), at a price of $0.02 per Public Warrant, net to the seller in cash, without interest and less any applicable withholding taxes, all on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this "Letter of Transmittal" and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares and Public Warrants tendered herewith.

        On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares and Public Warrants validly tendered herewith, and not properly withdrawn, prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares and Public Warrants being tendered hereby and any and all cash dividends, distributions, rights, other Shares, Public Warrants, or other securities issued or issuable in respect of such Shares or Public Warrants on or after December 7, 2015 (collectively, "Distributions"). In addition, the undersigned hereby irrevocably appoints Wells Fargo Bank, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and Public Warrants and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares and Public Warrants) to the full extent of such stockholder's or Public Warrant holder's rights with respect to such Shares and Public Warrants and any Distributions (a) to deliver certificates representing Shares (the "Share Certificates") or Public Warrants (the "Public Warrant Certificates") and any Distributions, or transfer of ownership of such Shares and Public Warrants and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares and Public Warrants and any Distributions for transfer on the books of Perseon, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Public Warrants and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder's or Public Warrant holder's rights with respect to the Shares and Public Warrants tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares and Public Warrants and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder or Public Warrant holder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Perseon's stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares and Public Warrants. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares and Public Warrants tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and Public Warrants and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares and Public Warrants to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares and Public Warrants, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and Public Warrants and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and Public Warrants and any Distributions tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares and the Public Warrants, or the Share Certificate(s) and Public Warrant Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares and Public Warrants. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and Public Warrants and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares and Public Warrants tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

        It is understood that the undersigned will not receive payment for the Shares and Public Warrants unless and until the Shares and Public Warrants are accepted for payment and until the Share Certificate(s) and Public Warrant Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares and Public Warrants held in book-entry form, ownership of Shares and Public Warrants is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

        IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES, PUBLIC WARRANTS, THE SHARE CERTIFICATE(S), THE PUBLIC WARRANT CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, PUBLIC WARRANTS, SHARE CERTIFICATE(S), PUBLIC WARRANT CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SHARES OR SHARE CERTIFICATE(S) OR PUBLIC WARRANTS OR PUBLIC WARRANT CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that the acceptance for payment by Purchaser of Shares and Public Warrants tendered pursuant to one of the procedures described in "Procedures for Accepting the Offer and Tendering Shares and Public Warrants" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5 and 7)

To be completed ONLY if the check accepted for payment is to be issued in the name of someone other than the undersigned.

Issue To:
Name:	(please print)
Address:
(Zip Code)

(Recipient must complete Substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the check is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered" and "Description of Public Warrants Tendered".

Mail To:
Name:	(please print)
Address:
(Zip Code)

 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

 IMPORTANT
STOCKHOLDER: SIGN HERE
(Please Complete Substitute Form W-9 Included Herein)

(Signature(s) of Owner(s))
Name(s):

Capacity (Full Title)
(See Instructions)
Address:

(Include Zip Code)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s), warrant certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)
(If required—See Instructions 1 and 5)
APPLY MEDALLION GUARANTEE STAMP BELOW

 INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC's systems whose name appears on a security position listing as the owner of the Shares or Public Warrants) of Shares or Public Warrants tendered herewith and such registered owner has not completed the box titled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares or Public Warrants are tendered for the account of an Eligible Institution. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations.    This Letter of Transmittal is to be completed by stockholders or Public Warrant holders if Share Certificates or Public Warrant Certificates are to be forwarded herewith or shares are held in book-entry form on the records of the Depositary. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "Procedures for Accepting the Offer and Tendering Shares and Public Warrants" of the Offer to Purchase, an Agent's Message must be utilized. A manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Shares, Public Warrant Certificates representing all physically tendered Public Warrants, or confirmation of any book-entry transfer into the Depositary's account at DTC of Shares and Public Warrants tendered by book-entry transfer ("Book Entry Confirmation"), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Date (as defined in "Terms of the Offer" of the Offer to Purchase). Please do not send your Share Certificates or Public Warrant Certificates directly to Purchaser, Parent, Israeli Parent, or Perseon.

        Stockholders or Public Warrant holders whose Share Certificates or Public Warrant Certificates are not immediately available or who cannot deliver all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date may nevertheless tender their Shares or Public Warrants by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "Procedures for Accepting the Offer and Tendering Shares and Public Warrants" of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received prior to the Expiration Date by the Depositary, and (c) Share Certificates representing all tendered Shares or Public Warrant Certificates representing all tendered Public Warrants, in proper form for transfer (or a Book Entry Confirmation with respect to such Shares or Public Warrants), this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and all other documents required by this Letter of Transmittal, if any, must be received by the Depositary within three NASDAQ Capital Market trading days after the date of execution of such Notice of Guaranteed Delivery.

        A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Share Certificates and Public Warrant Certificates to the Depositary.

If you own both Shares and Public Warrants, a separate Letter of Transmittal must be submitted for each type of holding.

        The term "Agent's Message" means a message, transmitted through electronic means by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares or Public Warrants which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The term "Agent's Message" also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary's office.

        THE METHOD OF DELIVERY OF THE SHARES, THE PUBLIC WARRANTS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER OR PUBLIC WARRANT HOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES AND PUBLIC WARRANT CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. DELIVERY OF THESE DOCUMENTS TO THE DEPOSITARY'S P.O. BOX ON THE EXPIRATION DATE DOES NOT CONSTITUTE RECEIPT BY THE DEPOSITARY. GUARANTEED DELIVERIES WILL BE ACCEPTED VIA FAX UNTIL THE EXPIRATION TIME OF THE OFFER ON EXPIRATION DATE. TIMELINESS OF RECEIPT OF ALL DOCUMENTS SHALL BE DETERMINED BY THE DEPOSITARY IN ITS SOLE DISCRETION.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Public Warrants will be purchased. All tendering stockholders and Public Warrant holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares or Public Warrants for payment.

        All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Share Certificate or Public Warrant Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Shares or Public Warrants, will be determined by Purchaser in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares or Share Certificate(s) or Public Warrants or Public Warrant Certificate(s) whether or not similar defects or irregularities are waived in the case of any other stockholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Purchaser and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares or Public Warrants should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

        4.    Partial Tenders.    If fewer than all the Shares evidenced by any Share Certificate, fewer than all the Public Warrants evidenced by any Public Warrant Certificate or fewer than all Direct

Registration book-entry Shares or Public Warrants delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column titled "Number of Shares Tendered" in the box titled "Description of Shares Tendered" and the number of Public Warrants which are to be tendered in the column titled "Number of Public Warrants Tendered" in the box titled "Description of Public Warrants Tendered." In such cases, a Direct Registration (book-entry) Share and Public Warrant statement for the remainder of the Shares or Public Warrants that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates, Public Warrants represented by Public Warrant Certificates and Direct Registration (book entry) Shares or Public Warrants delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered owner(s) of the Shares or Public Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) or Public Warrant Certificate(s) without alteration or any other change whatsoever.

        If any Shares or Public Warrants tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Shares or Public Warrants are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares or Public Warrants.

        If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

        If this Letter of Transmittal is signed by the registered owner(s) of the Shares or Public Warrants listed and transmitted hereby, no endorsements of Share Certificates or Public Warrant Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates or Public Warrant Certificates representing Shares or Public Warrant Certificates not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates and Public Warrant Certificates representing the Shares and Public Warrants tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates and Public Warrant Certificates. Signatures on such Share Certificates, Public Warrant Certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) or Public Warrant(s) listed, the Share Certificate(s) and Public Warrant Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s) or Public Warrant Certificate(s). Signatures on such Share Certificates, Public Warrant Certificates or stock powers must be guaranteed by an Eligible Institution.

        6.    Transfer Taxes.    Purchaser will pay any transfer taxes with respect to the transfer and sale of Shares and Public Warrants to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates or Public Warrant Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates or Public Warrant Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates or Public Warrant Certificates listed in this Letter of Transmittal.

        7.    Special Payment.    If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal the appropriate boxes on this Letter of Transmittal must be completed. Tax implications apply to the registered holder at the time of transfers unless Gift or Inheritance Rules apply. For tax-related information or questions, contact your tax advisor.

        8.    Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser's expense.

        9.    Backup Withholding.    Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer or the Merger, as applicable. In order to avoid such backup withholding, each tendering stockholder that is a United States person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") and certify that such stockholder is not subject to such backup withholding by completing the attached Form W-9. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service ("IRS").

        Certain stockholders (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate Form W-8. A Form W-8BEN may be obtained from the Depositary or downloaded from the IRS's website at the following address: http://www.irs.gov.

        Failure to complete the Form W-9 will not, by itself, cause Shares or Public Warrants to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Share Offer Price or Public Warrant Offer Price pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.

        NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

        10.    Lost, Destroyed, Mutilated or Stolen Share Certificates or Public Warrant Certificates.    If any Share Certificate or Public Warrant Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify Perseon's stock transfer agent, OTC Stock Transfer, Inc. at (801) 272-7272. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate or Public Warrant Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates or Public Warrant Certificates have been followed.

        11.    Withdrawal of Shares or Public Warrants Tendered.    Shares or Public Warrants tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. After an effective withdrawal you may resubmit to the Depositary Agent a completed replacement of this document and any other documents required by the Offer for properly tendering Shares or Public Warrants prior to the Expiration Date.

        12.    Waiver of Conditions.    Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S), WARRANT CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

The Depositary for the Offer to Purchase is:

Wells Fargo Bank, N.A.

If delivering by mail: By 5:00 p.m. NYC time on the Expiration Date	If delivering by hand or courier: By 5:00 p.m. NYC time on the Expiration Date
Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64858 St. Paul, Minnesota 55164-0858	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Pointe Curve, Suite 101 Mendota Heights, Minnesota 55120

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

        Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

470 West Avenue
Stamford, CT 06902

Stockholders may call toll free (855) 264-1296
Banks and Brokers may call (203) 658-9400
Email: perseon.info@morrowco.com

QuickLinks

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.
IMPORTANT STOCKHOLDER: SIGN HERE (Please Complete Substitute Form W-9 Included Herein)
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer
The Depositary for the Offer to Purchase is
The Information Agent for the Offer is